(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield
New Jersey
Insured Fund, Inc.


www.mlim.ml.com


MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniYield NEW JERSEY INSURED Fund, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield New Jersey Insured Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.851 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 5.61%, based on a month-end net asset value of $15.17 per share. During the same period, the total investment return on the Fund's Common Stock was +15.04%, based on a change in per share net asset value from $13.96 to $15.17, and assuming reinvestment of $0.840 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +7.64%, based on a change in per share net asset value from $14.51 to $15.17, and assuming reinvestment of $0.438 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.49%.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors'confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
Signs of continued economic weakness, coupled with extremely favorable conditions within the municipal market, prompted us to postpone efforts to aggressively implement the defensive strategy under consideration last summer. While efforts to restructure the portfolio have been ongoing, the sense of urgency present in June 2001 subsided, permitting a more measured approach. As a consequence, we maintained the portfolio with a slightly longer duration than the average of its peers, which contributed, in part, to the strong relative performance of the Fund. Other contributing factors included relatively higher degrees of exposure to capital appreciation bonds and low investment-grade health care bonds. The former, also known as zero coupon bonds, are keenly sensitive to fluctuations in interest rates and have had a commensurate impact on Fund performance as interest rates have declined. After suffering significant relative price declines in recent years, the health care sector rebounded this year, causing credit spreads to narrow dramatically. Lastly, the portion of Fund assets allocated to income-enhancing derivatives also had a beneficial effect both in terms of yield and capital appreciation. The income generated by these products grew in proportion to the general decline in short-term interest rates. Although this decline in borrowing costs will typically benefit all funds to varying degrees, depending on the amount of leverage employed through the issuance of Preferred Stock, the Fund was especially fortunate as a result of its derivative concentration, currently estimated at 14% of net assets.

Municipal issuance in New Jersey during the last six months increased approximately 30% in comparison to the same period last year. Despite the increase in supply, continued strong demand from both retail and institutional investors provided little relief from the limited availability that has characterized the New Jersey tax-exempt bond market for much of the year. With respect to fiscal matters, persistent economic weakness caused the state to lower revenue projections for fiscal 2001 and 2002 by $948 million.
While balancing measures have been taken to preserve a projected
$1 billion surplus by June 30, 2002, overly optimistic assumptions about the timing of an economic recovery may require further review of current revenue projections.

The tragic events of September 11, 2001 and their subsequent impact on the nation's economy have prompted a reassessment of our investment outlook. Clearly, the implications for both monetary and fiscal policy are significant in terms of prospects for fixed-income markets. Because of the heightened degree of both risk and volatility currently expected in the months ahead, we believe an income-oriented approach, in conjunction with the adoption of a lower risk profile, will likely produce superior results. To that end, derivatives will remain a focal point of our portfolio strategy, as exposure will remain near current levels in an effort to maintain the Fund's competitive yield.



MuniYield New Jersey Insured Fund, Inc., October 31, 2001


The 400 basis points decline in short-term interest rates by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline in combination with a steep tax-exempt yield curve has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additionally, limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see pages 4 and 5 of this report to shareholders.)


In Conclusion
We thank you for your support of Merrill Lynch New Jersey Insured
Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount   Issue                                                                   Value
New Jersey      AAA       Aaa      $ 2,875   Cape May County, New Jersey, Industrial Pollution Control
--92.0%                                      Financing Authority Revenue Bonds (Atlantic City Electric
                                             Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)             $  3,256

                AAA       Aaa        3,010   Carteret, New Jersey, Board of Education, COP, 6.75%
                                             due 10/15/2004 (d)(e)                                                    3,424

                AAA       Aaa        3,000   Delaware River Port Authority of Pennsylvania and
                                             New Jersey Revenue Bonds, 5.40% due 1/01/2016 (b)                        3,157

                NR*       Aaa        2,500   Delaware River Port Authority of Pennsylvania and New Jersey
                                             Revenue Bonds, RIB, Series 396, 9.72% due 1/01/2019 (c)(f)               3,065

                AAA       Aaa        1,120   Essex County, New Jersey, Improvement Authority, Parking
                                             Facility Revenue Bonds, 6.20% due 7/01/2002 (d)(e)                       1,162

                BBB       NR*        2,000   Gloucester County, New Jersey, Improvement Authority,
                                             Solid Waste Resource Recovery Revenue Refunding Bonds
                                             (Waste Management Inc. Project), Series A, 6.85% due 12/01/2029          2,269


Portfolio
Abbreviations


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



MuniYield New Jersey Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount   Issue                                                                   Value
New Jersey      AAA       Aaa      $ 3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority,
(concluded)                                  Sewer Revenue Refunding Bonds, 6.20% due 8/01/2019 (d)                $  3,793

                AAA       Aaa        7,600   Hudson County, New Jersey, COP, Refunding
                                             (Correctional Facilities), 6.60% due 12/01/2021 (d)                      7,892

                                             Hudson County, New Jersey, Improvement Authority,
                                             Facility Lease Revenue Refunding Bonds (Hudson County
                                             Lease Project) (b):
                AAA       NR*        3,360     5.25% due 10/01/2013                                                   3,601
                AAA       NR*        8,250     5.375% due 10/01/2024                                                  8,610

                AAA       Aaa        3,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue
                                             Refunding Bonds, 6.25% due 1/01/2014 (a)                                 4,453

                AAA       Aaa        3,500   Middlesex County, New Jersey, COP, Refunding, 5% due
                                             8/01/2022 (d)                                                            3,548

                                             Monmouth County, New Jersey, Improvement Authority
                                             Revenue Bonds (Governmental Loan) (a):
                AAA       Aaa          735     5.20% due 12/01/2014                                                     786
                AAA       Aaa        2,305     5.25% due 12/01/2015                                                   2,454

                AA        Aa2        1,500   New Jersey Building Authority, State Building Revenue
                                             Bonds, 5.75% due 6/15/2010                                               1,706

                NR*       VMIG1++      100   New Jersey EDA, Dock Facility Revenue Bonds (Bayonne
                                             IMTT Project), VRDN, Series B, 2% due 12/01/2027 (g)                       100

                BBB-      NR*        1,000   New Jersey EDA, First Mortgage Revenue Bonds
                                             (Fellowship Village), Series C, 5.50% due 1/01/2028                        922

                                             New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                             (Fellowship Village), Series A:
                BBB-      NR*        1,700     5.50% due 1/01/2018                                                    1,626
                BBB-      NR*        2,000     5.50% due 1/01/2025                                                    1,852

                NR*       Aaa        3,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                             Bonds (NUI Corporation), RIB, Series 371, 10.44% due
                                             10/01/2022 (a)(f)                                                        3,610

                                             New Jersey EDA, Revenue Bonds:
                AAA       Aaa        2,305     (Educational Testing Service), Series B, 6.125%
                                               due 5/15/2005 (d)(e)                                                   2,597
                NR*       Aaa        6,000     (Saint Barnabas Medical Center), Series A, 6.23%**
                                               due 7/01/2019 (d)                                                      2,460
                AAA       Aaa        3,000     (School Facilities--Construction), GO, Series A, 5.25%
                                               due 6/15/2019 (a)                                                      3,115
                AAA       Aaa        9,080     (Transportation Project Sub-Lease), Series A, 5.875%
                                               due 5/01/2014 (c)                                                     10,143

                AAA       Aaa        2,835   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                             Corporation), 6.50% due 7/01/2024 (c)                                    3,138

                AAA       Aaa        1,150   New Jersey EDA, State Contract Revenue Bonds
                                             (Economic Recovery), Series A, 6% due 3/15/2021 (c)                      1,201

                NR*       Aaa        2,535   New Jersey EDA, Water Facilities Revenue Bonds, RIB,
                                             AMT, Series 417, 11.39% due 11/01/2034 (b)(f)                            3,107

                A1+       VMIG1++    1,100   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                             (United Water of New Jersey Inc. Project), VRDN, AMT,
                                             Series C, 2.25% due 11/01/2025 (a)(g)                                    1,100

                                             New Jersey Health Care Facilities Financing Authority,
                                             Revenue Refunding Bonds:
                BBB+      NR*        1,800     (Holy Name Hospital), 6% due 7/01/2025                                 1,780
                AAA       Aaa        2,250     (Meridian Health System Obligation Group), 5.25%
                                               due 7/01/2019 (c)                                                      2,316
                AAA       Aaa        1,500     (Meridian Health System Obligation Group), 5.375%
                                               due 7/01/2024 (c)                                                      1,557
                BBB-      Baa3       4,000     (Saint Elizabeth Hospital Obligation Group), 6%
                                               due 7/01/2027                                                          3,804

                AAA       Aaa        2,000   New Jersey Sports and Exposition Authority Convention
                                             Center, Luxury Tax Revenue Bonds, Series A, 6.60% due
                                             7/01/2002 (d)(e)                                                         2,100

                AAA       Aaa        2,000   New Jersey Sports and Exposition Authority, Convention
                                             Center, Luxury Tax Revenue Refunding Bonds, 5% due
                                             9/01/2017 (d)                                                            2,051

                A1+       VMIG1++      100   New Jersey Sports and Exposition Authority, State Contract
                                             Revenue Bonds, VRDN, Series C, 1.80% due 9/01/2024 (d)(g)                  100

                AAA       Aaa       10,000   New Jersey State Higher Education Assistance Authority, Student
                                             Loan Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)              10,259

                                             New Jersey State Housing and Mortgage Finance Agency,
                                             Home Buyer Revenue Bonds, AMT (d):
                AAA       Aaa        3,150     Series CC, 5.80% due 10/01/2020                                        3,280
                AAA       Aaa        2,840     Series M, 7% due 10/01/2026                                            3,007

                AAA       Aaa        2,750   New Jersey State Housing and Mortgage Finance Agency,
                                             M/F Housing Revenue Refunding Bonds, Series A, 6.05% due
                                             11/01/2020 (a)                                                           2,869

                AAA       Aaa        5,350   New Jersey State Transit Corporation, COP, 6.50% due
                                             10/01/2016 (c)                                                           6,126

                AAA       Aaa        4,000   New Jersey State Transit Corporation, COP (Federal Transit
                                             Administration Grants), Series A, 5.875% due 9/15/2012 (a)               4,537

                                             New Jersey State Transportation Trust Fund Authority,
                                             Transportation System Revenue Bonds:
                AAA       Aaa        3,500     Series A, 5% due 6/15/2018 (c)                                         3,557
                AAA       Aaa        3,750     Series B, 5% due 6/15/2013 (a)                                         3,954

                                             New Jersey State Turnpike Authority, Turnpike Revenue
                                             Refunding Bonds, Series A (d):
                AAA       Aaa        2,000     6% due 1/01/2011                                                       2,319
                AAA       Aaa        2,500     5.75% due 1/01/2019                                                    2,713

                                             Port Authority of New York and New Jersey,
                                             Consolidated Revenue Bonds:
                AA-       A1         1,000     93rd Series, 6.125% due 6/01/2094                                      1,112
                AAA       Aaa        4,000     AMT, 97th Series, 6.65% due 1/15/2023 (b)                              4,252

                AAA       Aaa        3,500   Port Authority of New York and New Jersey, Consolidated
                                             Revenue Refunding Bonds, AMT, 96th Series, 6.60% due
                                             10/01/2023 (b)                                                           3,700

                AAA       Aaa        4,075   Port Authority of New York and New Jersey, Revenue Bonds,
                                             Trust Receipts, AMT, Class R, Series 10, 9.326% due
                                             1/15/2017 (c)(f)                                                         4,487

                AAA       Aaa        3,180   Port Authority of New York and New Jersey, Revenue
                                             Refunding Bonds, DRIVERS, Series 153, 8.27% due
                                             9/15/2012 (b)(f)                                                         3,434

                                             Port Authority of New York and New Jersey, Special
                                             Obligation Revenue Refunding Bonds (Versatile Structure
                                             Obligation), VRDN (g):
                A1+       VMIG1++      800     Series 3, 2.20% due 6/01/2020                                            800
                A1+       VMIG1++      700     Series 5, 2.20% due 8/01/2024                                            700

                NR*       Aaa        2,065   Somerset County, New Jersey, Franklin Township School
                                             District, GO, 5% due 8/15/2023 (c)                                       2,084

                AAA       Aaa        1,180   South Brunswick Township, New Jersey, Board of Education,
                                             GO, 6.40% due 8/01/2005 (b)(e)                                           1,328

                                             Union County, New Jersey, Utilities Authority, Senior
                                             Lease Revenue Refunding Bonds (Ogden Martin System of Union),
                                             AMT, Series A (a):
                AAA       Aaa        1,590     5.375% due 6/01/2017                                                   1,659
                AAA       Aaa        1,670     5.375% due 6/01/2018                                                   1,734

                AAA       Aaa        2,250   West Windsor--Plainsboro, New Jersey, Regional School
                                             District, GO, Refunding, 4.75% due 9/15/2022 (b)                         2,229


MuniYield New Jersey Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount   Issue                                                                   Value
Puerto          AAA       Aaa      $ 2,540   Puerto Rico Commonwealth Infrastructure Financing Authority,
Rico--6.3%                                   Special Obligation Refunding Bonds, Series A, 5.50% due
                                             10/01/2032 (h)                                                        $  2,696

                AAA       Aaa        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                             Series DD, 5.25% due 7/01/2014 (c)                                       1,076

                NR*       Aa2        2,110   Puerto Rico Industrial, Tourist Educational, Medical and
                                             Environmental Control Facilities Revenue Bonds (Ascension
                                             Health), RIB, Series 377, 9.94% due 11/15/2030 (f)                       2,530

                AAA       NR*        5,250   Puerto Rico Public Buildings Authority Revenue Bonds,
                                             DRIVERS, Series 211, 8.39% due 7/01/2021 (d)(f)                          5,597


                Total Investments (Cost--$171,676)--98.3%                                                           183,894
                Variation Margin on Financial Futures Contracts--0.0%                                                 (124)
                Other Assets Less Liabilities--1.7%                                                                   3,242
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $187,012
                                                                                                                   ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)Escrowed to maturity.
++Highest short-term rating by Moody's Investors Service, Inc.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$171,676,035)                                        $  183,893,810
                Cash                                                                                                 98,897
                Receivables:
                   Interest                                                                $    3,171,806
                   Securities sold                                                              2,301,073         5,472,879
                                                                                           --------------
                Prepaid expenses and other assets                                                                     8,463
                                                                                                             --------------
                Total assets                                                                                    189,474,049
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                         2,047,885
                   Dividends to shareholders                                                      156,447
                   Variation margin                                                               123,811
                   Investment adviser                                                              79,294         2,407,437
                                                                                           --------------
                Accrued expenses                                                                                     54,319
                                                                                                             --------------
                Total liabilities                                                                                 2,461,756
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  187,012,293
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.05 per share (2,240 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                       $   56,000,000
                   Common Stock, par value $.10 per share (8,635,265 shares issued
                   and outstanding)                                                        $      863,527
                Paid-in capital in excess of par                                              121,039,559
                Undistributed investment income--net                                              878,543
                Accumulated realized capital losses on investments--net                       (3,987,111)
                Unrealized appreciation on investments--net                                    12,217,775
                                                                                           --------------
                Total--Equivalent to $15.17 net asset value per share of Common
                Stock (market price--$15.04)                                                                    131,012,293
                                                                                                             --------------
                Total capital                                                                                $  187,012,293
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   10,297,830
Income:

Expenses:       Investment advisory fees                                                   $      915,455
                Commission fees                                                                   141,971
                Accounting services                                                                94,247
                Professional fees                                                                  84,120
                Transfer agent fees                                                                42,394
                Directors' fees and expenses                                                       32,251
                Printing and shareholder reports                                                   30,234
                Listing fees                                                                       22,500
                Custodian fees                                                                     12,455
                Pricing fees                                                                       10,722
                Other                                                                              19,101
                                                                                           --------------
                Total expenses                                                                                    1,405,450
                                                                                                             --------------
                Investment income--net                                                                            8,892,380
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 2,983,687
Unrealized      Change in unrealized appreciation on investments--net                                             7,437,791
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   19,313,858
Net:                                                                                                         ==============

See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $    8,892,380    $    8,807,773
                Realized gain (loss) on investments--net                                        2,983,687       (4,545,008)
                Change in unrealized appreciation/depreciation on investments--net              7,437,791         8,959,946
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           19,313,858        13,222,711
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                               (7,227,738)       (6,937,082)
                   Preferred Stock                                                            (1,686,048)       (2,163,459)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders           (8,913,786)       (9,100,541)
                                                                                           --------------    --------------

Capital Stock   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends                                                         727,086                --
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   11,127,158         4,122,170
                Beginning of year                                                             175,885,135       171,762,965
                                                                                           --------------    --------------
                End of year*                                                               $  187,012,293    $  175,885,135
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $      878,543    $      899,949
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998        1997
Per Share       Net asset value, beginning of year            $   13.96    $   13.48    $   15.96    $   15.49    $   15.10
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                             1.04         1.03         1.07         1.11         1.13
                Realized and unrealized gain (loss)
                on investments--net                                1.21          .51       (2.24)          .49          .38
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.25         1.54       (1.17)         1.60         1.51
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions to
                Common Stock shareholders:
                   Investment income--net                         (.84)        (.81)        (.88)        (.88)        (.91)
                   Realized gain on investments--net                 --           --           --        (.02)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.22)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions to
                Common Stock shareholders                         (.84)        (.81)       (1.10)        (.90)        (.91)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Stock:
                   Dividends and distributions to
                   Preferred Stock shareholders:
                      Investment income--net                      (.20)        (.25)        (.19)        (.20)        (.21)
                      Realized gain on investments--net              --           --           --        (.03)           --
                      In excess of realized gain on
                      investments--net                               --           --        (.02)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Stock                   (.20)        (.25)        (.21)        (.23)        (.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   15.17    $   13.96    $   13.48    $   15.96    $   15.49
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $   15.04    $  13.375    $  12.625    $   16.75    $ 15.8125
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                  19.04%       12.80%     (18.97%)       12.13%       13.77%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on net asset value per share               15.04%       10.27%      (9.20%)        9.07%        8.87%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses**                                  1.11%        1.11%        1.03%        1.03%        1.04%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of   Total investment income--net**                    7.01%        7.56%        7.07%        7.10%        7.43%
Common Stock:                                                 =========    =========    =========    =========    =========
                Amount of dividends to Preferred
                Stock shareholders                                1.33%        1.86%        1.24%        1.30%        1.37%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common
                Stock shareholders                                5.68%        5.70%        5.83%        5.80%        6.06%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses                                     .77%         .75%         .72%         .72%         .72%
on Total                                                      =========    =========    =========    =========    =========
Average Net     Total investment income--net                      4.86%        5.10%        4.94%        4.96%        5.12%
Assets:**++                                                   =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Stock shareholders         3.01%        3.85%        2.87%        3.06%        3.08%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of
Preferred
Stock:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of year (in thousands)                    $ 131,012    $ 119,885    $ 115,763    $ 135,578    $ 129,768
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding,
                end of year (in thousands)                    $  56,000    $  56,000    $  56,000    $  56,000    $  56,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               57.25%       50.65%       61.80%       46.23%       26.16%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   3,340    $   3,141    $   3,067    $   3,421    $   3,317
                                                              =========    =========    =========    =========    =========

Dividends Per   Investment income--net                        $     753    $     966    $     716    $     765    $     771
Share On                                                      =========    =========    =========    =========    =========
Preferred
Stock
Outstanding:

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $133,096 increase to the cost of securities and a corresponding $133,096 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services.
FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $11,563 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $100,107,209 and $100,046,143, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:

                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments             $  3,402,018     $ 12,217,775
Financial futures contracts          (418,331)               --
                                  ------------     ------------
Total                             $  2,983,687     $ 12,217,775
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $11,563,274, of which $12,498,444 related to appreciated securities and $935,170 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $172,330,536.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2001 increased by 48,705 as a result of dividend reinvestment and during the year ended October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2001 was 1.85%.

Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $98,929 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $1,313,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078000 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



MuniYield New Jersey Insured Fund, Inc., October 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield New Jersey Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield
New Jersey Insured Fund, Inc. as of October 31, 2001, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 7, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
New Jersey Insured Fund, Inc. during its taxable year ended
October 31, 2001 qualify as tax-exempt interest dividends for Federal Income tax purposes.

Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    87.4%
AA/Aa                                       2.9
BBB/Baa                                     6.5
Other ++                                    1.5

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MJI